Exhibit 10.58

Execution Document

PURCHASE AGREEMENT

          This PURCHASE AGREEMENT (this “Agreement”), dated as of October 1, 2010, is by and between Nephros, Inc., a Delaware corporation (the “Company”), and Lambda Investors LLC (“Purchaser”).

WITNESSETH:

          WHEREAS, the Company proposes pursuant to the Rights Offering Registration Statement (as defined herein), to commence a rights offering (the “Rights Offering”) to the holders of record (the “Record Holders”) of its common stock, par value $0.001 per share (the “Common Stock”), as of 5:00 p.m. Eastern Time on the record date established for the Rights Offering (the “Record Date”) of non-transferable subscription rights (the “Subscription Rights”) to purchase units (the “Units”) at a subscription price (the “Subscription Price”) of $0.02 per Unit, each Unit consisting of one share of Common Stock and a warrant to purchase 0.924532845 shares of Common Stock at the exercise price of $0.02 per share;

          WHEREAS, pursuant to the Rights Offering, the Company will distribute to each such Record Holder, at no charge, one Subscription Right for each share of Common Stock held by such Record Holder as of the Record Date, and each Subscription Right will entitle the holder to purchase 4.185496618 Units from the Company (with fractional Units rounded down to the nearest whole number) at the Subscription Price (the “Basic Subscription Privilege”);

          WHEREAS, each holder of Rights who exercises in full such its Basic Subscription Privilege will be entitled to subscribe for additional Units at the Subscription Price and on the terms set forth in the Rights Offering Registration Statement to the extent that other holders of Rights do not exercise all of their Basic Subscription Privileges (the “Over-Subscription Privilege”);

          WHEREAS, the Company has agreed to issue and sell to Purchaser, and Purchaser has agreed to purchase from the Company in a private placement, subject to the terms of this Agreement and satisfaction of the conditions as set forth in that certain Senior Secured Note of the Company, dated October 1, 2010, issued to the Purchaser (the “Note”), that number of Units that is set forth herein and that would otherwise be available for purchase by Purchaser pursuant to the exercise of Purchaser’s Basic Subscription Privilege and, if and to the extent exercised by Purchaser, its Over-Subscription Privilege in the Rights Offering; and

          WHEREAS, Purchaser is an existing stockholder of the Company, with two representatives serving on the Company’s board of directors, one of whom is currently serving as Acting Chief Executive Officer of the Company.

          NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto hereby agree as follows:

          Section 1. Definitions. The following terms used herein shall have the meanings set forth below:

          “Agreement” shall have the meaning set forth in the preamble hereof.

          “Basic Subscription Privilege” shall have the meaning set forth in the recitals hereof.

          “Closing” shall have the meaning set forth in Section 3 hereof.

          “Closing Date” shall have the meaning set forth in Section 3 hereof.

          “Commission” shall mean the United States Securities and Exchange Commission, or any successor agency thereto.

          “Common Stock” shall have the meaning set forth in the recitals hereof.

          “Company” shall have the meaning set forth in the preamble hereof.

          “Exchange Act” shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated by the Commission thereunder, as amended.

          “Note” shall have the meaning set forth in the recitals hereof.

          “Over-Subscription Privilege” shall have the meaning set forth in the recitals hereof.

          “Person” shall mean an individual, corporation, partnership, association, joint stock company, limited liability company, joint venture, trust, governmental entity, unincorporated organization or other legal entity.

          “Purchaser” shall have the meaning set forth in the preamble hereof.

          “Record Date” shall have the meaning set forth in the recitals hereof.

          “Registration Rights Agreement” shall mean the registration rights agreement between the Company and Purchaser substantially in the form filed as Exhibit 10.57 to the Rights Offering Registration Statement.

          “Rights Offering” shall have the meaning set forth in the recitals hereof.

          “Rights Offering Prospectus” shall mean the prospectus relating to the Common Stock included with the Rights Offering Registration Statement.

          “Rights Offering Registration Statement” means the Company’s Registration Statement on Form S-1 under the Securities Act or such other appropriate form under the Securities Act, pursuant to which the shares of Common Stock underlying the Rights will be registered pursuant to the Securities Act.

          “Securities Act” shall mean the Securities Act of 1933 and the rules and regulations promulgated by the Commission thereunder, as amended.

          “Purchaser” shall have the meaning set forth in the preamble hereof.

          “Securities” shall have the meaning set forth in Section 4 hereof.

          “Subscription Price” shall have the meaning set forth in the recitals hereof.

          “Subscription Rights” shall have the meaning set forth in the recitals hereof.

          “Units” shall have the meaning set forth in the recitals hereof.

          Section 2. Purchase Commitment. (a) Purchaser hereby agrees, subject to satisfaction by the Company of each of the conditions set forth under clause 7(n) of the Note, to purchase from the Company, and the Company hereby agrees to sell to Purchaser, at the Subscription Price, 60,194,226 Units, which amount equals the number of Units that would otherwise be available for purchase by Purchaser pursuant to its Basic Subscription Privilege.

          (b) In the event that Purchaser agrees to purchase the 60,194,226 Units specified in Section 2(a) above, Purchaser shall have the right, but not the obligation, to purchase from the Company, at the Subscription Price, under this Agreement and not under the Rights Offering Registration Statement, such additional number of Units as would otherwise be available for purchase by Purchaser pursuant to its Over-Subscription Privilege.

          (c) Purchaser agrees not to exercise its Basic Subscription Privilege or Over-Subscription Privilege in the Rights Offering.

          Section 3. The Closing. As soon as practicable following the closing of the Rights Offering, the Company shall (a) establish to Purchaser’s satisfaction that each of the conditions set forth under clause 7(n) of the Note has been satisfied, (b) execute and deliver to Purchaser the Registration Rights Agreement and (c) notify Purchaser of the number of Units to be purchased by Purchaser pursuant to Section 2 hereof. The delivery of and payment for the Units shall take place at the offices of Wyrick Robbins Yates & Ponton LLP, 4101 Lake Boone Trail, Suite 300, Raleigh, North Carolina, at 10:00 a.m., Eastern time, on a date that is within five business days of receipt of the foregoing notification (the “Closing Date” and the consummation of the transaction being referred to as the “Closing”).

          Section 4. Delivery of the Securities. At the Closing, the shares of Common Stock and warrants to purchase shares of Common Stock underlying the Units (the “Securities”) to be purchased by Purchaser hereunder, registered in the name of Purchaser, shall be delivered by or on behalf of the Company to Purchaser, for Purchaser’s account, against delivery by Purchaser of the purchase price therefor in immediately available funds in the form of one or more federal funds checks or a wire transfer to an account designated by the Company.

          Section 5. Representations and Warranties of the Company. The Company represents and warrants to Purchaser as follows:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a binding obligation of the Company enforceable against it in accordance with its terms.

          (c) All of the Securities will have been duly authorized for issuance prior to issuance, and, when issued and distributed as set forth in the Rights Offering Prospectus, will be validly issued, fully paid and non-assessable; and none of the Securities will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s Amended and Restated Certificate of Incorporation, the Company’s Amended and Restated By-laws, or any agreement or instrument to which the Company is a party or by which it is bound.

          Section 6. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company as follows:

          (a) This Agreement has been duly and validly authorized, executed and delivered by Purchaser and constitutes a binding obligation of Purchaser enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws or equitable principles affecting the enforcement of creditors’ rights generally.

          (b) Purchaser will have sufficient cash funds on hand to purchase the Units on the terms and conditions contained in this Agreement on the Closing Date.

          (c) Purchaser is familiar with the business in which the Company is engaged, and Purchaser is familiar with an investment of the type that Purchaser is undertaking pursuant to the terms of this Agreement; Purchaser is aware of the problems and risks involved in making an investment of this type; and based upon Purchaser’s knowledge and experience in financial and business matters, Purchaser is capable of evaluating the merits and risks of this investment. Purchaser is able to afford a complete loss of such investment. Purchaser acknowledges that, prior to executing this Agreement, Purchaser has received or has had full access to all the information it considers necessary or appropriate for deciding whether to purchase the Units and has had an opportunity to ask questions and receive answers regarding the terms and conditions of the Units. Purchaser has consulted with such attorneys and financial and tax advisors on any aspects of the transaction as it deems necessary, including the risks thereof.

          (d) Purchaser is not acting in concert and is not a member of any “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to Company.

          (e) Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act and is acquiring the Units for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same in violation of the Securities Act or any applicable state securities laws.

          (f) Purchaser understands that: (i) the Securities, when acquired by Purchaser under this Agreement, will not have been registered under the Securities Act or any applicable state securities laws, and such Securities may not be sold or otherwise transferred by it unless (a) the Securities are sold or transferred pursuant to an effective registration statement under the Securities Act, (b) at the Company’s request, such Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope reasonably satisfactory to the Company’s counsel) to the effect that the Units to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (c) the Securities are sold pursuant to Rule 144 promulgated under the Securities Act; and (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act may be made only in accordance with the terms of such rule. Purchaser acknowledges that a restrictive legend will be placed on the certificate or certificates representing the Securities that are purchased pursuant to this Agreement in a form substantially similar to the legend set forth below (and a stop-transfer order may be placed against transfers of the certificates evidencing such Units):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE CORPORATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO COMPLY WITH ALL SUCH RESTRICTIONS ON TRANSFER.

          Section 7. Public Statements. Neither the Company nor Purchaser shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party hereto, which consent shall not be unreasonably withheld or delayed, except if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations, in which case the disclosing party shall consult in advance with respect to such disclosure with the other party to the extent reasonably practicable.

          Section 8. Termination. Purchaser may terminate this Agreement if the Rights Offering is terminated or at any time after January 30, 2011 if the conditions set forth under clause 7(n) of the Note have not been satisfied by such date.

          Section 9. Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing (which shall include notice by facsimile transmission) and shall be deemed to have been duly made and received when personally served, or when delivered by Federal Express or a similar overnight courier service, expenses prepaid, or by facsimile communications equipment (with confirmation of receipt by recipient), addressed as set forth below:

If to Purchaser:

Lambda Investors LLC
Attn: Arthur Amron
c/o Wexford Capital LP
Wexford Plaza
411 West Putnam Avenue
Greenwich, CT 06830
Tel: (203) 862-7012
Fax: (203) 862-7312

Copy to (which will not constitute notice):

Akin Gump Strauss Hauer & Feld LLP
Attn: Seth R. Molay, P.C.
1700 Pacific Avenue, Suite 4100
Dallas, TX 75201
Tel: (214) 969-4780
Fax: (214) 969-4343

If to the Company:

Nephros, Inc.
Attn: Gerald J. Kochanski, Chief Financial Officer
41 Grand Ave.
River Edge, NJ 07661
Tel: (201) 343-5202
Fax: (201) 343-5207

Copy to (which will not constitute notice):

Wyrick Robbins Yates & Ponton LLP
Attn: Alexander M. Donaldson, Esq.
4101 Lake Boone Trail, Suite 300
Raleigh, NC  27607
Tel: (919) 781-4000
Fax: (919) 781-4865

          Section 10. Assignment. This Agreement will be binding upon, and will inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, the rights and obligations of the Company and Purchaser under this Agreement shall not be assigned or delegated without the prior written consent of the other (which consent may be withheld in such party’s sole discretion).

          Section 11. Amendment. This Agreement may be amended only by a written instrument executed by the Company and Purchaser that specifically references this Agreement and the provisions hereof to be amended.

          Section 12. Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware (excluding the conflict of law rules thereof).

          Section 13. Severability. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid, void or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

          Section 14. Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

          Section 15. Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission (whether directly from one facsimile device to another by means of a dial-up connection or whether otherwise transmitted via electronic transmission), by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of an original Agreement for all purposes. Signatures of the parties transmitted by facsimile or other electronic transmission shall be deemed to be original signatures for all purposes under this Agreement.

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          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

NEPHROS, INC.
By:	/s/ Gerald J. Kochanski
	Name:	Gerald J. Kochanski
	Title:	Chief Financial Officer

LAMBDA INVESTORS LLC
By:	/s/ Arthur Amron
Name: Arthur Amron
Title: Vice President